UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): [January 9, 2020] ([January 8, 2020])
HEALTHCARE TRUST OF AMERICA, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35568	20-4738467
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

16435 N. Scottsdale Road, Suite 320,	Scottsdale,	Arizona	85254	(480)	998-3478
(Address of Principal Executive Office and Zip Code)				(Registrant’s telephone number, including area code)

www.htareit.com
(Internet address)
N/A
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	HTA	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Resignation of Daniel S. Henson as a Director
On January 8, 2020, Daniel S. Henson advised Healthcare Trust of America, Inc. (NYSE:HTA) (“HTA”), of his resignation from the Board of Directors (the “Board”) and his Committee assignments effective January 8, 2020. Prior to his resignation, Mr. Henson served as the chairman of the Risk Management Committee and a member of the Compensation Committee and Investment Committee. Mr. Henson’s resignation was not the result of any disagreement with HTA or management regarding operations, policies or practices.
Appointment of H. Lee Cooper and Jay Paul Leupp as Directors
On January 8, 2020, the Board appointed H. Lee Cooper and Jay Paul Leupp, effective January 8, 2020, as new independent directors of the Board. Mr. Cooper was appointed to serve as a member of the Risk Management and Compensation Committees and Mr. Leupp was appointed to serve as a member of the Audit, Investment, and Nominating and Governance Committees.

Mr. Cooper currently serves as an Operating Partner of Welsh, Carson, Anderson & Stowe (“WCAS”) focused on healthcare investments. Prior to joining WCAS in 2019, Mr. Cooper served as the President & Chief Executive Officer of GE Healthcare Systems, U.S. and Canada, where he oversaw the company’s core businesses and partnered with care providers, healthcare systems and governments to improve healthcare quality, access and affordability. He has over 25 years of experience with General Electric Company (“GE”), having joined GE in 1990. Mr. Cooper earned his B.A. degree in economics from Ohio Wesleyan University.

Mr. Leupp is a long-term REIT veteran, with over 25 years in the publicly-traded real estate markets. Mr. Leupp is currently the Managing Director, Senior Portfolio Manager for Lazard Asset Management LLC's Global Real Estate Securities team where he has worked since 2011. Prior to joining Lazard, Mr. Leupp was the President and Chief Executive Officer of Grubb & Ellis Alesco Global Advisors, which he founded in 2006 prior to its sale to Grubb & Ellis, and served as the Senior Portfolio Manager for its real estate securities mutual funds. Prior to that, Mr. Leupp had a long career as an equity analyst, including as a Managing Director at RBC Capital Markets and at Robertson Stephens & Co., Inc. Mr. Leupp holds an M.B.A. degree from Harvard University and a B.S. degree in Accounting from Santa Clara University. Mr. Leupp is a past member of the Board of Directors of Chaminade College Preparatory, Los Angeles and the Santa Clara University Board of Regents. Mr. Leupp currently serves on the Board of Directors of G.W. Williams Company, San Francisco Catholic Charities, Chaminade College Preparatory (Los Angeles), and on the Policy Board of the Fisher Center for Real Estate at the University of California, Berkeley.

With the appointment of Mr. Cooper and Mr. Leupp and departure of Mr. Henson, HTA’s board membership will increase to ten total individuals on the Board of Directors until the 2020 Annual Meeting of Stockholders. HTA also expects that the newly appointed directors will be nominated for re-election at the Annual Meeting in July 2020.

There is no arrangement or understanding between Mr. Cooper or Mr. Leupp, on the one hand, and any other person, on the other hand, pursuant to which Mr. Cooper or Mr. Leupp, respectively, was selected as a member of the Board. In addition, there are no transactions in which Mr. Cooper or Mr. Leupp have an interest that are required to be disclosed under Item 404(a) of SEC Regulation S-K. The Board has determined that Mr. Cooper and Mr. Leupp qualify as independent directors under the applicable New York Stock Exchange and Securities and Exchange Commission requirements.

Mr. Cooper and Mr. Leupp will be entitled to receive the same compensation for service as independent directors as is provided to other independent directors under HTA’s 2006 Independent Director Compensation Plan, as amended (the “Policy”), which is described in HTA’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 18, 2019. Under the Policy, Mr. Cooper and Mr. Leupp will each receive an annual base retainer of $75,000, which will be pro-rated for the fiscal year 2020, and will be eligible to receive meeting fees as provided in the Policy. Effective upon Mr. Cooper’s and Mr. Leupp’s appointment, they were granted a pro-rated award of $50,000 worth of restricted shares of HTA. HTA also intends to enter into an indemnification agreement with each of Mr. Cooper and Mr. Leupp that are substantially similar to the form of indemnification agreement executed by other members of the Board.

As part of the Board transitions, Ms. Vicki U. Booth was appointed as the Chairman of the Risk Management Committee and a member of the Audit Committee.

Item 7.01	Regulation FD Disclosure.

On January 9, 2020, HTA issued a press release announcing the resignation of Mr. Henson from the Board and the appointments of Mr. Cooper and Mr. Leupp to the Board, each as set forth in Item 5.02 of this Current Report on Form 8-K.

A copy of the press release is furnished as Exhibit 99.1 hereto. The information in this Item 7.01 and the related Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press Release of Healthcare Trust of America, Inc., dated January 9, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Healthcare Trust of America, Inc.

Date: January 9, 2020	By:	/s/ Scott D. Peters
Name: Scott D. Peters
Title: Chief Executive Officer, President and Chairman